SAFECO RESOURCE SERIES TRUST

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003 AS
                 SUPPLEMENTED JULY 1, 2003 AND OCTOBER 1, 2003

                       SUPPLEMENT DATED FEBRUARY 12, 2004

The following information replaces the last paragraph on page 12 of the combined prospectus regarding Portfolio Manager:

The Bond Portfolio is co-managed by Michael Hughes, CFA, Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, and Nancy McFadden of Safeco Asset Management Company. Mr. Hughes has served as a portfolio manager for the Portfolio since 1997. He also co-manages the publicly available Safeco Intermediate-Term Bond Fund and manages the debt security portion of the publicly available Safeco Balanced Fund. Mr. Hokari has been a portfolio manager with Safeco Asset Management Company since 2000 and is a co-manager of the publicly available Safeco Intermediate-Term Bond Fund and Safeco Intermediate-Term U.S. Government Fund. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. Ms. McFadden co-manages the publicly available Safeco Intermediate-Term Bond Fund. She joined Safeco Asset Management in 2001 as a fixed income analyst. From 1995 to 2001, Ms. McFadden was an analyst with GE Financial Assurance.



                            [Safeco Corporation LOGO]



GMF-1249                                                                  02/04